ITEM 77Q1(E) NEW INVESTMENT ADVISORY CONTRACTS
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Incorporated by reference to exhibits d(1)(i) through d(1)(vi) and d(2)(i)
through d(2)(vi) to post-effective amendment no.114 to Registrant's registration statement filed on Form Type 485APOS on February 27, 2001 (Accession No. 0000927016-01-001117).